Exhibit 99.5

March 31, 2008

Dear ANSYS Customer,

As you may have come to expect, ANSYS, Inc. continues to bring together world class companies and technologies to deliver on the vision of Simulation Driven Product Development. Today we have announced our intention to acquire Ansoft Corporation. Ansoft is a world leader in delivering engineering simulation solutions to the electronics industry across a broad set of applications. This is an exciting day for ANSYS and, we believe, for you as an ANSYS engineering software user. Ansoft’s impressive and complementary technologies will be a tremendous addition to the ANSYS portfolio of simulation software tools.

Ansoft customers are receiving a communication from Nick Csendes, President and CEO of Ansoft, and Dr. Zol Cendes, founder, Chairman of the Board and CTO, expressing their excitement about this opportunity. In asking them to convey my personal excitement to the Ansoft user community, I also wanted to take this opportunity to address our loyal ANSYS customers.

Strategically, this acquisition will add world class EDA technology to the existing ANSYS broad portfolio of mechanical and fluids simulation technology and demonstrates our commitment to offering industry leading simulation solutions both in terms of depth and breadth. The ANSYS vision of Simulation Driven Product Development is significantly enhanced with the addition of Ansoft’s technology. Post-close, we will quickly explore opportunities for integrating into the ANSYS® Workbench™ platform, which is the foundation for this vision. Our acquisition of Ansoft also enhances two of the cornerstones of our vision—our commitments to Advanced Technology and to delivering comprehensive MultiPhysics based on world class simulation technology. The advancement of all ANSYS technology will continue to be fully supported by our continued commitment to R&D investments across the entire portfolio.

Upon closure of this acquisition, ANSYS will begin to integrate Ansoft – functionally, geographically, technically. Of immediate benefit will be the opportunity for tighter linkages between ANSYS Workbench-based products, such as ANSYS Mechanical, CFD and Multiphysics, and the current array of Ansoft electronics solutions. We have continued to integrate across our entire existing product portfolio consistent with our strategy and vision. The benefits of this strategy to our customers and the engineering simulation industry have been real and very measurable in terms of increased innovation, greater productivity, higher efficiency and lower costs. We fully expect to offer the same benefit potential to today’s Ansoft user community.

It is important to note that prior to this transaction closing, each company will continue to operate completely independently. We expect this process to last until the second calendar quarter of 2008, during which time ANSYS will continue to provide you with the same outstanding customer service you are accustomed to receiving. We appreciate your patience and thank you in advance for respecting the need for due process in these matters.

This is an exciting announcement for all of us at ANSYS. More importantly, this is an exciting and positive event for our customers and the engineering simulation community in general. I sincerely hope that you share in our enthusiasm. We look forward to the opportunity to discuss this with you firsthand, so please do not hesitate to contact your local Regional Sales Director if you have any questions.

Yours very truly,

/s/ James E. Cashman III
James E. Cashman III
President and Chief Executive Officer

Important Additional Information to be Filed with the SEC

In connection with the merger, ANSYS intends to file with the SEC a registration statement on Form S-4, which will include a prospectus/proxy statement of ANSYS and Ansoft and other relevant materials in connection with the proposed transactions. Investors and security holders of ANSYS and Ansoft are urged to read the prospectus/proxy statement and the other relevant material when they become available because they will contain important information about ANSYS, Ansoft and the proposed transaction. The prospectus/proxy statement and other relevant materials (when they become available), and any and all documents filed by ANSYS or Ansoft with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by ANSYS by directing a written request to ANSYS, Inc., Southpointe, 275 Technology Drive, Canonsburg, Pennsylvania 15317, Attention: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Ansoft by directing a written request to Ansoft Corporation, 225 West Station Square Drive, Suite 200, Pittsburgh, PA 15219, Attention: Investor Relations. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROSPECTUS/PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

ANSYS, Ansoft and their respective executive officers, directors and trustees may be deemed to be participants in the solicitation of proxies from the security holders of Ansoft in connection with the merger. Information about those executive officers and directors of ANSYS and their ownership of ANSYS common stock is set forth in the proxy statement for ANSYS’ 2007 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2007. Information about the executive officers and directors of Ansoft and their ownership of Ansoft common stock is set forth in the proxy statement for Ansoft’s 2007 Annual Meeting of Shareholders, which was filed with the SEC on July 26, 2007. Investors and security holders may obtain additional information regarding the direct and indirect interests of ANSYS, Ansoft and their respective executive officers, directors and trustees in the merger by reading the prospectus/proxy statement referred to above.

Forward Looking Information

Certain statements contained in this communication regarding matters that are not historical facts, including statements regarding the convergence of the mechanical and electronic CAE worlds, the impact of the pending acquisition, including the creation of value for customers, stockholders and employees, the combined company’s ability to further supplement and extend technologies and customer presence and deliver engineering simulation software offerings, the impact on our portfolio and positioning of our multiphysics simulation tools, and the transaction leading to considerable flexibility and choice for our customers, the success of our integration following the closing of the proposed transaction and the impact of the transaction on employees and our operational plans, are “forward-looking” statements (as defined in the Private Securities Litigation Reform Act of 1995). Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements in this press release are subject to risks and uncertainties. These include the risk that the acquisition of Ansoft may not be consummated, the risk that the business of ANSYS and Ansoft may not be combined successfully or such combination may take longer or cost more to accomplish than expected, the risk that the pricing of the senior credit facility will be less favorable than ANSYS had anticipated, and the risk that operating costs, customer loss and business disruption following the acquisition of Ansoft may be greater than expected. Additional risks include the risk of a general economic downturn in one or more of the combined company’s primary geographic regions, the risk that the assumptions underlying the combined company’s anticipated revenues and expenditures will change or prove inaccurate, the risk that ANSYS has overestimated its ability to maintain growth and profitability and control costs, uncertainties regarding the demand for the combined company’s products and services in future periods, the risk that ANSYS has overestimated the strength of the demand among its customers for its products, risks of problems arising from customer contract cancellations, uncertainties regarding customer acceptance of new products, the risk that the combined company’s operating results will be adversely affected by possible delays in developing, completing, or shipping new or enhanced products, risks that enhancements to the combined company’s products may not produce anticipated sales, uncertainties regarding fluctuations in quarterly results, including uncertainties regarding the timing of orders from significant customers, disruption from the transaction making it more difficult to maintain relationships with customers and employees, and other factors that are detailed from time to time in reports filed by ANSYS, Inc. and Ansoft Corporation with the Securities and Exchange Commission, including the Annual Reports on Form 10-K, the quarterly reports on Form 10-Q, current reports on Form 8-K and other documents that ANSYS and Ansoft have filed. ANSYS and Ansoft undertake no obligation to publicly update or revise any forward-looking statements, whether changes occur as a result of new information or future events after the date they were made.